                                                                 Exhibit (e)(4)

                                SERVICE REQUEST

                                   PLATINUM

                               -----------------

                                 Investor(R)II

                               -----------------

                             AMERICAN GENERAL LIFE

PLATINUM INVESTOR - FIXED OPTION

   .   Division 125 - AGL Declared Fixed Interest Account

PLATINUM INVESTOR - VARIABLE DIVISIONS

AIM Variable Insurance Funds

   .   Division 404 - AIM V.I. Core Equity

   .   Division 126 - AIM V.I. International Growth

The Alger American Fund

   .   Division 259 - Alger American Leveraged AllCap

   .   Division 258 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

   .   Division 224 - VP Value

Credit Suisse Trust

   .   Division 247 - Small Cap Core I

Dreyfus Investment Portfolios

   .   Division 229 - MidCap Stock

Dreyfus Variable Investment Fund

   .   Division 133 - Developing Leaders

   .   Division 132 - Quality Bond

Fidelity Variable Insurance Products

   .   Division 233 - VIP Asset Manager

   .   Division 232 - VIP Contrafund

   .   Division 230 - VIP Equity-Income

   .   Division 405 - VIP Freedom 2020

   .   Division 406 - VIP Freedom 2025

   .   Division 407 - VIP Freedom 2030

   .   Division 231 - VIP Growth

   .   Division 254 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

   .   Division 255 - VIP Franklin Small Cap Value Securities

   .   Division 248 - VIP Franklin U.S. Government

   .   Division 249 - VIP Mutual Shares Securities

   .   Division 250 - VIP Templeton Foreign Securities

Goldman Sachs Variable Insurance Trust

   .   Division 401 - Goldman Sachs Capital Growth

Janus Aspen Series

   .   Division 234 - International Growth

   .   Division 236 - Mid Cap Growth

   .   Division 235 - Worldwide Growth

J.P. Morgan Series Trust II

   .   Division 400 - JPMorgan Mid Cap Value

   .   Division 237 - JPMorgan Small Company

MFS Variable Insurance Trust

   .   Division 239 - MFS VIT Core Equity

   .   Division 134 - MFS VIT Emerging Growth

   .   Division 240 - MFS VIT New Discovery

   .   Division 238 - MFS VIT Research

Neuberger Berman Advisers Management Trust

   .   Division 241 - AMT Mid-Cap Growth

Oppenheimer Variable Account Funds

   .   Division 256 - Oppenheimer Balanced

   .   Division 257 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

   .   Division 409 - PIMCO VIT CommodityRealReturn Strategy

   .   Division 243 - PIMCO VIT Real Return

   .   Division 242 - PIMCO VIT Short-Term

   .   Division 244 - PIMCO VIT Total Return

Pioneer Variable Contracts Trust

   .   Division 402 - Pioneer Fund VCT

   .   Division 403 - Pioneer Growth Opportunities VCT

   .   Division 408 - Pioneer Mid Cap Value VCT

Putnam Variable Trust

   .   Division 137 - Putnam VT Diversified Income

   .   Division 138 - Putnam VT Growth and Income

   .   Division 139 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

   .   Division 253 - ST Aggressive Growth

   .   Division 252 - ST Balanced

The Universal Institutional Funds, Inc.

   .   Division 135 - Equity Growth

   .   Division 136 - High Yield

VALIC Company I

   .   Division 128 - International Equities

   .   Division 129 - Mid Cap Index

   .   Division 130 - Money Market I

   .   Division 225 - Nasdaq-100 Index

   .   Division 227 - Science & Technology

   .   Division 226 - Small Cap Index

   .   Division 131 - Stock Index

Van Kampen Life Investment Trust

   .   Division 251 - LIT Growth and Income

Vanguard Variable Insurance Fund

   .   Division 245 - VIF High Yield Bond

   .   Division 246 - VIF REIT Index

L8993 Rev1204                                                        Rev1007

[LOGO of AIG(R) AMERICAN GENERAL]                    Variable Universal Life
                                                   Insurance Service Request

                                                                             Complete and return this request to:
                                                                               Variable Universal Life Operations
                                                                            PO Box 4880 . Houston, TX. 77210-4880
American General Life Insurance Company ("AGL")         (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 .
A member company of American International Group, Inc.                                        Fax: (713) 620-6653

[_] POLICY                1.  POLICY #: _______________________ INSURED: ________________
    IDENTIFICATION
COMPLETE THIS SECTION FOR
ALL REQUESTS.                 Address: _____________________________________ New Address (yes) (no)

                              Primary Owner (If other than an insured): _____________________________

                              Address: _____________________________________ New Address (yes) (no)

                              Primary Owner's S.S. No. or Tax I.D. No. __________
                              Phone Number: (    )_____-_____

                              Joint Owner (If applicable): ___________________________________

                              Address: ______________________________________ New Address (yes) (no)


[_] NAME CHANGE           2.  Change Name Of: (Circle One)        Insured  Owner  Payor  Beneficiary

Complete this section if      Change Name From: (First, Middle, Last)   Change Name To: (First, Middle, Last)
the name of one of the
Insured, Owner, Payor or
Beneficiary has changed.
(Please note, this does
not change the Insured,       ____________________________________      ____________________________________
Owner, Payor or               Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy
Beneficiary designation).     of legal proof)

[_] CHANGE IN        3.  INVESTMENT DIVISION                                  PREM%    DED%
    ALLOCATION
    PERCENTAGES          (125) AGL Declared Fixed Interest Account          ______% ______%
                         AIM Variable Insurance Funds
Use this section to      (404) AIM V.I. Core Equity*                        ______% ______%
indicate how             (126) AIM V.I. International Growth                ______% ______%
premiums or monthly      The Alger American Fund
deductions are to        (259) Alger American Leveraged AllCap              ______% ______%
be allocated. Total      (258) Alger American MidCap Growth                 ______% ______%
allocation in each       American Century Variable Portfolios, Inc.
column must equal        (224) VP Value                                     ______% ______%
100%; whole numbers      Credit Suisse Trust
only.                    (247) Small Cap Core I                             ______% ______%
                         Dreyfus Investment Portfolios
* These investment       (229) MidCap Stock*                                ______% ______%
options are              Dreyfus Variable Investment Fund
available only for       (133) Developing Leaders*                          ______% ______%
owners whose             (132) Quality Bond*                                ______% ______%
policies were            Fidelity Variable Insurance Products
effective before         (233) VIP Asset Manager                            ______% ______%
5/1/06.                  (232) VIP Contrafund                               ______% ______%
                         (230) VIP Equity-Income                            ______% ______%
** These investment      (405) VIP Freedom 2020                             ______% ______%
options are              (406) VIP Freedom 2025                             ______% ______%
available only for       (407) VIP Freedom 2030                             ______% ______%
owners who had           (231) VIP Growth                                   ______% ______%
Accumulation Value       (254) VIP Mid Cap                                  ______% ______%
invested in such         Franklin Templeton Variable Insurance Products
fund or portfolio        Trust
on 12/10/04.             (255) VIP Franklin Small Cap Value Securities      ______% ______%
                         (248) VIP Franklin U.S. Government                 ______% ______%
*** These                (249) VIP Mutual Shares Securities                 ______% ______%
investment options       (250) VIP Templeton Foreign Securities             ______% ______%
are not available        Goldman Sachs Variable Insurance Trust
for any purpose          (401) Goldman Sachs Capital Growth***                  NA  ______%
except to transfer       Janus Aspen Series
Accumulation Value       (234) International Growth                         ______% ______%
to other investment      (236) Mid Cap Growth                               ______% ______%
options.                 (235) Worldwide Growth*                            ______% ______%
                         J.P. Morgan Series Trust II                        ______% ______%
                         (400) JPMorgan Mid Cap Value***                        NA  ______%
                         (237) JPMorgan Small Company                       ______% ______%
                         MFS Variable Insurance Trust
                         (239) MFS VIT Core Equity*                         ______% ______%
                         (134) MFS VIT Emerging Growth*                     ______% ______%
                         (240) MFS VIT New Discovery                        ______% ______%
                         (238) MFS VIT Research                             ______% ______%
                         Neuberger Berman Advisers Management Trust
                         (241) AMT Mid-Cap Growth                           ______% ______%
                         Oppenheimer Variable Account Funds
                         (256) Oppenheimer Balanced                         ______% ______%
                         (257) Oppenheimer Global Securities                ______% ______%
                         PIMCO Variable Insurance Trust
                         (409) PIMCO VIT
                         CommodityRealReturn Strategy                       ______% ______%
                         (243) PIMCO VIT Real Return                        ______% ______%
                         (242) PIMCO VIT Short-Term                         ______% ______%
                         (244) PIMCO VIT Total Return                       ______% ______%
                         Pioneer Variable Contracts Trust
                         (402) Pioneer Fund VCT**                           ______% ______%
                         (403) Pioneer Growth Opportunities VCT**           ______% ______%
                         (408) Pioneer Mid Cap Value VCT                    ______% ______%
                         Putnam Variable Trust
                         (137) Putnam VT Diversified Income                 ______% ______%
                         (138) Putnam VT Growth and Income*                 ______% ______%
                         (139) Putnam VT Int'l Growth and Income            ______% ______%
                         SunAmerica Series Trust
                         (253) ST Aggressive Growth                         ______% ______%
                         (252) ST Balanced                                  ______% ______%
                         The Universal Institutional Funds, Inc.
                         (135) Equity Growth*                               ______% ______%
                         (136) High Yield*                                  ______% ______%
                         VALIC Company I
                         (128) International Equities                       ______% ______%
                         (129) Mid Cap Index                                ______% ______%
                         (130) Money Market I                               ______% ______%
                         (225) Nasdaq-100 Index                             ______% ______%
                         (227) Science & Technology                         ______% ______%
                         (226) Small Cap Index                              ______% ______%
                         (131) Stock Index                                  ______% ______%
                         Van Kampen Life Investment Trust
                         (251) LIT Growth and Income                        ______% ______%
                         Vanguard Variable Insurance Fund
                         (245) VIF High Yield Bond                          ______% ______%
                         (246) VIF REIT Index                               ______% ______%
                         Other: ___________________________                 ______% ______%
                                                                               100%    100%

L8993 Rev1204             Page 2 of 5                           Rev1007

[_]MODE OF               4.  Indicate frequency and premium amount desired: $ ______ Annual $
   PREMIUM                   ______ Semi-Annual $ ______ Quarterly
   PAYMENT/
   BILLING
   METHOD
   CHANGE

Use this section to                             $ ______ Monthly (Bank Draft Only)
change the billing
frequency and/or             Indicate billing method desired:______ Direct Bill _____
method of premium            Pre-Authorized Bank Draft (attach a Bank Draft Authorization
payment. Note,               Form and "Void" Check)
however, that AGL will
not bill you on a direct     Start Date: ____/____/____
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_]LOST POLICY           5.  I/we hereby certify that the policy of insurance for the listed
   CERTIFICATE               policy has been ____ LOST ____ DESTROYED ____ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we
applying for a               request that a:
Certificate of Insurance
or duplicate policy to          _____ Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a          _____ Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check     be issued to me/us. If the original policy is located, I/we will
or money order for $25       return the Certificate or duplicate policy to AGL for
payable to AGL must be       cancellation.
submitted with this
request.

[_] DOLLAR COST          6.  Day of the month for transfers ____________ (Chose a day of the
  AVERAGING (DCA)            month between 1-28) Frequency of transfers: ______ Monthly
  ($5,000 MINIMUM            ______ Quarterly ______ Semi-Annually ______ Annually
  BEGINNING                  DCA to be made from the following investment option:
  ACCUMULATION               _______________________________
  VALUE)
                             Transfer: $___________________________ ($100 minimum, whole dollars only)

An amount can be        AIM Variable Insurance Funds
systematically          (404) AIM V.I. Core Equity*                        $____________
transferred from any    (126) AIM V.I. International Growth                $____________
one investment option   The Alger American Fund
and directed to one or  (259) Alger American Leveraged AllCap              $____________
more of the investment  (258) Alger American MidCap Growth                 $____________
options below. The AGL  American Century Variable Portfolios, Inc.
Declared Fixed          (224) VP Value                                     $____________
Interest Account is     Credit Suisse Trust
not available for DCA.  (247) Small Cap Core I                             $____________
Please refer to the     Dreyfus Investment Portfolios
prospectus for more     (229) MidCap Stock*                                $____________
information on the DCA  Dreyfus Variable Investment Fund
option.                 (133) Developing Leaders*                          $____________
                        (132) Quality Bond*                                $____________
NOTE: DCA is not        Fidelity Variable Insurance Products
available if the        (233) VIP Asset Manager                            $____________
Automatic Rebalancing   (232) VIP Contrafund                               $____________
option has been chosen. (230) VIP Equity-Income                            $____________
                        (405) VIP Freedom 2020                             $____________
* These investment      (406) VIP Freedom 2025                             $____________
options are available   (407) VIP Freedom 2030                             $____________
only for owners whose   (231) VIP Growth                                   $____________
policies were           (254) VIP Mid Cap                                  $____________
effective before        Franklin Templeton Variable Insurance Products
5/1/06.                 Trust
                        (255) VIP Franklin Small Cap Value Securities      $____________
** These investment     (248) VIP Franklin U.S. Government                 $____________
options are available   (249) VIP Mutual Shares Securities                 $____________
only for owners who     (250) VIP Templeton Foreign Securities             $____________
had Accumulation Value  Janus Aspen Series
invested in such fund   (234) International Growth                         $____________
or portfolio on         (236) Mid Cap Growth                               $____________
12/10/04.               (235) Worldwide Growth*                            $____________
                        J.P. Morgan Series Trust II
                        (237) JPMorgan Small Company                       $____________
                        MFS Variable Insurance Trust
                        (239) MFS VIT Core Equity*                         $____________
                        (134) MFS VIT Emerging Growth*                     $____________
                        (240) MFS VIT New Discovery                        $____________
                        (238) MFS VIT Research                             $____________
                        Neuberger Berman Advisers Management Trust
                        (241) AMT Mid-Cap Growth                           $____________
                        Oppenheimer Variable Account Funds
                        (256) Oppenheimer Balanced                         $____________
                        (257) Oppenheimer Global Securities                $____________
                        PIMCO Variable Insurance Trust
                        (409) PIMCO VIT CommodityRealReturn Strategy       $____________
                        (243) PIMCO VIT Real Return                        $____________
                        (242) PIMCO VIT Short-Term                         $____________
                        (244) PIMCO VIT Total Return                       $____________
                        Pioneer Variable Contracts Trust
                        (402) Pioneer Fund VCT**                           $____________
                        (403) Pioneer Growth Opportunities VCT**           $____________
                        (408) Pioneer Mid Cap Value VCT                    $____________
                        Putnam Variable Trust
                        (137) Putnam VT Diversified Income                 $____________
                        (138) Putnam VT Growth and Income*                 $____________
                        (139) Putnam VT Int'l Growth and Income            $____________
                        SunAmerica Series Trust
                        (253) ST Aggressive Growth                         $____________
                        (252) ST Balanced                                  $____________
                        The Universal Institutional Funds, Inc.
                        (135) Equity Growth*                               $____________
                        (136) High Yield*                                  $____________
                        VALIC Company I
                        (128) International Equities                       $____________
                        (129) Mid Cap Index                                $____________
                        (130) Money Market I                               $____________
                        (225) Nasdaq-100 Index                             $____________
                        (227) Science & Technology                         $____________
                        (226) Small Cap Index                              $____________
                        (131) Stock Index                                  $____________
                        Van Kampen Life Investment Trust
                        (251) LIT Growth and Income                        $____________
                        Vanguard Variable Insurance Fund
                        (245) VIF High Yield Bond                          $____________
                        (246) VIF REIT Index                               $____________
                        Other: ___________________________                 $____________

                        ______ INITIAL HERE TO REVOKE DCA ELECTION.

L8993 Rev1204             Page 3 of 5                           Rev1007

[_] AUTOMATIC           7.  Indicate frequency: ______ Quarterly
    REBALANCING             ______ Semi-Annually ______ Annually

($5,000 minimum                   (Division Name or Number)             (Division Name or Number)
accumulation value)
Use this section to         ______%: ____________________________ ______%: ____________________________
apply for or make           ______%: ____________________________ ______%: ____________________________
changes to Automatic        ______%: ____________________________ ______%: ____________________________
Rebalancing of the          ______%: ____________________________ ______%: ____________________________
variable divisions.         ______%: ____________________________ ______%: ____________________________
Please refer to the         ______%: ____________________________ ______%: ____________________________
prospectus for more         ______%: ____________________________ ______%: ____________________________
information on the          ______%: ____________________________ ______%: ____________________________
Automatic Rebalancing       ______%: ____________________________ ______%: ____________________________
Option.                     ______%: ____________________________ ______%: ____________________________
                            ______%: ____________________________ ______%: ____________________________
Note: Automatic
Rebalancing is not .        ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
available if the Dollar
Cost Averaging option
has been chosen.

See investment option
restrictions in Box 3
above.

[_]  AUTHORIZATION              8.  I ( or we, if Joint Owners) hereby authorize AGL to
     FOR TRANSACTIONS               act on telephone instructions or e-service
                                    instructions, if elected, to transfer values among the
Complete this section if you        Variable Divisions and AGL Declared Fixed Interest
are applying for or revoking        Account and to change allocations for future premium
current telephone or e-service      payments and monthly deductions.
privileges.

                                    Initial the designation you prefer:

                                    ____Policy Owner(s) only -- If Joint Owners, either
                                    one acting independently.

                                    ____Policy Owner(s) or Agent/Registered Representative
                                    who is appointed to represent AGL and the firm
                                    authorized to service my policy.

                                    AGL and any persons designated by this authorization
                                    will not be responsible for any claim, loss or expense
                                    based upon telephone instructions or e-service
                                    instructions received and acted on in good faith,
                                    including losses due to telephone instructions or
                                    e-service communication errors. AGL's liability for
                                    erroneous transfers and allocations, unless clearly
                                    contrary to instructions received, will be limited to
                                    correction of the allocations on a current basis. If
                                    an error, objection or other claim arises due to a
                                    telephone instruction or e-service instruction, I will
                                    notify AGL in writing within five working days from
                                    receipt of confirmation of the transaction from AGL. I
                                    understand that this authorization is subject to the
                                    terms and provisions of my variable universal life
                                    insurance policy and its related prospectus. This
                                    authorization will remain in effect until my written
                                    notice of its revocation is received by AGL in its
                                    home office.

                                    ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE
                                    AUTHORIZATION.
                                    ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE
                                    AUTHORIZATION.

[_]  CORRECT AGE                9.  Name of Insured for whom this correction is submitted:
                                    ________________________

Use this section to correct the     Correct DOB: __/__/
age of any person covered
under this policy. Proof of the
correct date of birth must
accompany this request.

                                             (Division Name or Number)      (Division Name or Number)
[_] TRANSFER OF                          10.
    ACCUMULATED
    VALUES                                   Transfer$______ or ______% from_____________ to ___________

Use this section if you want to              Transfer$______ or ______% from_____________ to ___________
transfer money between divisions.
Withdrawals from the AGL Declared Fixed      Transfer$______ or ______% from_____________ to ___________
Interest Account are limited to 60 days
after the policy anniversary and to no       Transfer$______ or ______% from_____________ to ___________
more than 25% of the total unloaned
value of the AGL Declared Fixed              Transfer$______ or ______% from_____________ to ___________
Interest Account on the policy
anniversary. If a transfer causes the        Transfer$______ or ______% from_____________ to ___________
balance in any division to drop below
$500, AGL reserves the right to              Transfer$______ or ______% from_____________ to ___________
transfer the remaining balance. Amounts
to be transferred should be indicated        Transfer$______ or ______% from_____________ to ___________
in dollar or percentage amounts,
maintaining consistency throughout.          Transfer$______ or ______% from_____________ to ___________

See investment option restrictions in        Transfer$______ or ______% from_____________ to ___________
Box 3 above.

L8993 Rev1204             Page 4 of 5                           Rev1007

[_] REQUEST FOR        11. Transfer $ ______ or ________% from __________________ to
    PARTIAL SURRENDER/     _________________.
    POLICY LOAN
                           __________ I request a partial surrender of $ _______ or ______ % of the net cash surrender value.
                           __________ I request a loan in the amount of $_________.
Use this section to        _______ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or          Unless you direct otherwise below, proceeds are allocated according to the
policy loan against        deduction allocation percentages in effect, if available; otherwise they
policy values. For         are taken pro-rata from the AGL Declared Fixed Interest Account and
detailed information       Variable Divisions in use.
concerning these two       __________________________________________________
options please refer       __________________________________________________
to your policy and         __________________________________________________
its related                __________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF          12. The taxable portion of the distribution you receive from your variable
    WITHHOLDING            universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of
Complete this section      state income tax may also be required by your state of residence. You may
if you have applied        elect not to have withholding apply by checking the appropriate box below.
for a partial              If you elect not to have withholding apply to your distribution or if you
surrender in               do not have enough income tax withheld, you may be responsible for payment
Section 11.                of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                           Check one: [_] I do want income tax withheld from this distribution.

                                      [_] I do not want income tax withheld from this distribution.

                           If no election is made, we are required to withhold Federal Income Tax (if applicable).
[_] AFFIRMATION/       13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number
    SIGNATURE              shown on this form is my correct taxpayer identification number and; (2)
                           that I am not subject to backup withholding under Section 3406(a)(1)(c) of
Complete this section      the Internal Revenue Code.
for ALL requests.          The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                         Dated at ___________________ this ______ day of ___________, _____________.
                                 (City, State)
                         X                                       X
                         --------------------------------------  ----------------------------------------
                         SIGNATURE OF OWNER                      SIGNATURE OF WITNESS

                         X                                       X
                         --------------------------------------  ----------------------------------------
                         SIGNATURE OF JOINT OWNER                SIGNATURE OF WITNESS

                         X                                       X
                         --------------------------------------  ----------------------------------------
                         SIGNATURE OF ASSIGNEE                   SIGNATURE OF WITNESS

L8993 Rev1204             Page 5 of 5                           Rev1007